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                                                                   EXHIBIT 10.32


                            TERMINATION AGREEMENT


          This TERMINATION AGREEMENT, dated as of June 5, 1998, is made by and between ZS Fund L.P., as assignee of MFI Associates, Inc.("Advisor"), and Market Facts, Inc., a Delaware corporation ("MFI").

                              R E C I T A L S:

          WHEREAS, Advisor and MFI are parties to that certain Financial Advisory Agreement dated as of June 6, 1996 (the "Financial Advisory Agreement").

          WHEREAS, Advisor and MFI desire to terminate their respective obligations under the Financial Advisory Agreement, on the terms and conditions stated herein.

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties agree as follows:

          1. Advisor and MFI agree to terminate their respective obligations under the Financial Advisory Agreement effective as of December 31, 1997 (the "Termination Date"), except for MFI's indemnification and contribution obligations under Section 3 of the Financial Advisory Agreement for actions taken by Advisor on or prior to the Termination Date, which shall remain in full force and effect.

          2. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement.

          3. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law rules which may direct the application of the laws of another jurisdiction.

          IN WITNESS WHEREOF, this Termination Agreement has been duly executed as of the date first written above.

ZS FUND L.P.                           MARKET FACTS, INC.

By:  Zaleski, Sherwood & Co., Inc.,
     its general partner

By: /s/ Ned L. Sherwood                By: /s/ Timothy J. Sullivan
   ----------------------                   -------------------------
Name: Ned L. Sherwood                  Name: Timothy J. Sullivan
Title: Partner                         Title: Chief Financial Officer